1Q16 Earnings Release May 4, 2016 HIGHER LEVEL PERFORMANCE Exhibit 99.2

STONERIDGE | FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

<u>Rounding Disclosure</u>: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc.

Stoneridge

STONERIDGE Sales by Segment – 1Q16 vs 1Q15 3 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 76.4 0.3 0.0 76.7 64.7 0.4 0.0 65.1 Med / HD Truck 7.7 50.2 0.0 57.9 6.7 53.7 0.0 60.5 Ag 4.6 0.0 0.0 4.6 4.8 0.0 0.0 4.8 PST / Other 3.7 2.1 17.6 23.4 3.7 2.3 26.5 32.5 TOTAL 92.4 52.6 17.6 162.6 79.9 56.4 26.5 162.8 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 11.7 (0.1) 0.0 11.6 18.1% (14.7)% 0.0% 17.9% Med / HD Truck 0.9 (3.6) 0.0 (2.6) 13.9% (6.6)% 0.0% (4.3)% Ag (0.1) (0.0) 0.0 (0.2) (3.1)% (100.0)% 0.0% (3.2)% PST / Other 0.0 (0.2) (8.9) (9.1) 0.8% (8.0)% (33.6)% (27.9)% TOTAL 12.5 (3.8) (8.9) (0.2) 15.6% (6.7)% (33.6)% (0.1)% 1Q16 1Q15 Variance $ Variance % 1Q16 vs 1Q15 1Q16 vs 1Q15

STONERIDGE Adjusted Sales – 1Q16 vs 1Q15 4 Reconciliation of Sales to Constant Currency Adjusted Sales Three months ended March 31, 2016 and 2015 (Unaudited) Values in millions Increase / 1Q16 1Q15 (Decrease) Pctg Δ Electronics Segment Sales As Reported 52.6 56.4 (3.8) (6.7)% Plus: Constant Foreign Currency Translation Adjustment 0.8 - 0.8 Adjusted Electronics Segment Sales 53.4 56.4 (3.0) (5.4)% PST Segment Sales As Reported 17.6 26.5 (8.9) (33.6)% Plus: Constant Foreign Currency Translation Adjustment 7.1 - 7.1 Adjusted PST Segment Sales 24.7 26.5 (1.8) (7.0)% Total Consolidated Sales As Reported 162.6 162.8 (0.2) 0.0% Plus: Constant Foreign Currency Translation Adjustment 7.8 - 7.8 Total Consolidated Constant Currency Adjusted Sales 170.5 162.8 7.6 4.7%

STONERIDGE 2016 Estimated Incremental Restructuring Costs/ Benefits vs 2015 Cost Structure 5 Millions USD 1Q16 2Q16 3Q16 4Q16 2016 Restructuring Costs Electronics $1.2 $0.0 $0.0 $0.0 $1.2 PST $0.7 $0.0 $0.0 $0.0 $0.7 Total $1.9 $0.0 $0.0 $0.0 $1.9 Restructuring Benefits Electronics $0.1 $0.4 $0.4 $0.3 $1.2 PST $0.8 $1.0 $1.0 $1.2 $4.0 TOTAL $0.9 $1.4 $1.4 $1.5 $5.2 Net (Cost) / Benefit $(1.0) $1.4 $1.4 $1.5 $3.3

STONERIDGE | Sales, Gross Profit, & Op Income – 1Q16 vs 1Q15

USD [millions] except per share data	1Q16 SRI excl PST Actual	1Q16 PST Actual	1Q16 PST PPA Actual	1Q16 Total PST Actual	1Q16 SRI Actual	1Q15 SRI Actual	1Q16 vs 1Q15 SRI $ Δ	1Q16 vs 1Q15 SRI % Δ
Net Sales	145.0	17.6	-	17.6	162.6	162.8	(0.2)	(0.1)%
Total Direct Material	76.0	7.1	-	7.1	83.1	84.1	(1.0)	(1.2)%
Total Direct Material %	52.4%	40.3%		40.3%	51.1%	51.7%		
Direct Labor	8.8	1.7	-	1.7	10.5	8.7	1.8	20.7%
Direct Labor %	6.1%	9.7%		9.7%	6.5%	5.3%		
Overhead	20.4	3.3	0.1	3.4	23.8	26.4	(2.6)	(9.8)%
Cost of Goods Sold	105.3	12.1	0.1	12.2	117.5	119.2	(1.7)	(1.4)%
Gross Profit	39.8	5.5	(0.1)	5.4	45.2	43.6	1.6	3.7%
Gross Profit %	27.4%	31.3%		30.7%	27.8%	26.8%		
Design and Development	10.2	0.7	-	0.7	10.9	9.8	1.1	11.2%
Selling, General and Administrative	18.0	7.1	0.7	7.8	25.8	30.7	(4.9)	(16.0)%
Operating Income	A 11.6	B (2.2)	(0.9)	(3.1)	8.5	C 3.1	5.4	174.2%
Operating Profit %	8.0%	(12.5%)		(17.6%)	5.2%	1.9%		
Interest	0.7	0.8	-	0.8	1.5	1.3	0.2	15.4%
Equity (Earnings) Loss	(0.1)	-	-	-	(0.1)	(0.2)	0.1	(50.0)%
Foreign Exchange (Gain) Loss	(0.4)	0.5	-	0.5	0.1	(0.2)	0.3	(150.0)%
Other (Income) / Expense	(0.9)	1.0	-	1.0	0.1	-	0.1	
Income Before Tax	12.3	(4.4)	(0.9)	(5.3)	7.0	2.3	4.7	204.3%
Income Before Taxes %	8.5%	(25.0%)		(30.1%)	4.3%	1.4%		
Income Tax Provision	0.8	(1.3)	1.3	-	0.8	0.1	0.7	NM
Effective Tax Rate%	6.5%	29.5%	(144.4%)	0.0%	11.4%	4.3%		
Income (Loss) from Continuing Operations	11.4	(3.2)	(2.1)	(5.3)	6.1	2.1	4.0	190.5%
Income from Continuing Operations %	7.9%	(18.2)%		(30.1)%	3.8%	1.3%		
Loss (Income) from Discontinued Operations	-	-	-	-	-	-	-	
Loss (Gain) on Disposal	-	-	-	-	-	0.2	(0.2)	(100.0)%
Net Income (excl NC Int Exp)	11.4	(3.2)	(2.1)	(5.3)	6.1	1.9	4.2	221.1%
Non Controlling Interest	-	-	(1.1)	(1.1)	(1.1)	(0.4)	(0.7)	175.0%
Net Income (Loss) Attributable to Stoneridge	11.4	(3.2)	(1.0)	(4.2)	7.2	2.3	4.9	213.0%
Net Margin %	7.9%	(18.2%)		(23.9%)	4.4%	1.4%		
EPS from Continuing Operations	$ 0.41	$ (0.11)	$ (0.04)	$ (0.15)	$ 0.26	$ 0.09	$ 0.17	181.9%
EPS from Discontinued Operations	$ -	$ -	$ -	$ -	$ -	$ (0.01)	$ 0.01	(100.0)%
Diluted EPS	$ 0.41	$ (0.11)	$ (0.04)	$ (0.15)	$ 0.26	$ 0.08	$ 0.18	205.9%

A: Includes Business Realignment Charges of $1.2 million
B: Includes Business Realignment Charges of $0.5 million
C: Includes Non-Cash Share Based Compensation Expense of $2.2 million for former CEO retirement

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Stoneridge

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 1Q15 Actual EPS [ Cont Ops] 0.09 (0.02) (0.03) PST / Electronics Business Realignment Costs (0.05) 0.00 0.08 Non - Cash Share Based Compensation Exp 0.08 (0.02) 0.05 Non - Recurring Items 0.03 Continuing Operations 0.12 (0.08) 0.11 Sales Volume/FX 0.03 (0.01) 0.03 FX DM Cost 0.02 0.12 (0.02) SGA / FX 0.10 (0.03) 0.00 FX Debt (0.03) (0.01) 0.00 Interest (0.01) 0.00 0.01 CD Warranty 0.01 0.00 0.01 Tax / Other 0.01 0.01 0.00 PST Direct Labor 0.01 0.00 0.14 SUBTOTAL 0.14 1Q16 Actual EPS [ Cont Ops] 0.26 Business Realignment Costs 0.05 1Q16 Adjusted EPS 0.31 1Q16 1Q15 EPS Bridge 7

8 STONERIDGE Schedule of Unusual Items Values in millions, except EPS 1Q16 1Q15 1Q16 1Q15 $ $ EPS EPS Reported EPS (Continuing Operations) $0.26 $0.09 One time Non-Cash CEO Retirement Expense - 2.2 $0.00 $0.08 PST / Electronics Restructuring 1.5 - $0.05 $0.00 TOTAL Unusual Items $1.5 $2.2 $0.05 0.08$ Adjusted EPS (Continuing Operations) $0.31 0.17$ Diluted Shares (millions) 28.2 27.9

47% 36% 11% 6% PassCar Lt Truck Comm'l Vehicle PST Ag / Other 61% 11% 28% North America South America Europe / Asia 57% 32% 11% Control Devices Electronics PST 1Q16 Sales $162.6 NOTE: D oes not include revenue from India JV SERVED MARKETS REGIONS BUSINESS SEGMENTS Sales from Continuing Operations STONERIDGE 1Q16 Sales: Market, Region, Segment 9

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 4Q15 Actual EPS [ Cont Ops] 0.22 (0.02) (0.03) PST / Electronics Business Realignment Costs (0.05) (0.02) (0.03) Non - Recurring Items (0.05) Continuing Operations 0.17 (0.03) 0.13 Sales Volume/FX 0.10 0.01 (0.03) Mix / Direct Material (0.02) 0.03 (0.08) SGA / DD / DL / FX (0.05) 0.04 0.00 FX / Div / Debt MTM 0.04 0.00 (0.01) CD Warranty (0.01) 0.03 0.00 Tax / Other 0.03 0.08 0.01 SUBTOTAL 0.09 1Q16 Actual EPS [ Cont Ops] 0.26 Business Realignment Costs 0.05 1Q16 Adjusted EPS 0.31 1Q16 4Q15 EPS Bridge 10

STONERIDGE Sales by Segment – 1Q16 vs 4Q15 11 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 76.4 0.3 0.0 76.7 66.3 0.3 0.0 66.6 Med / HD Truck 7.7 50.2 0.0 57.9 8.8 49.7 0.0 58.5 Ag 4.6 0.0 0.0 4.6 3.8 0.0 0.0 3.8 PST / Other 3.7 2.1 17.6 23.4 2.8 1.5 21.4 25.7 TOTAL 92.4 52.6 17.6 162.6 81.7 51.5 21.4 154.6 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 10.1 0.0 0.0 10.1 15.2% 10.7% 0.0% 15.1% Med / HD Truck (1.1) 0.5 0.0 (0.6) (12.9)% 1.0% 0.0% (1.1)% Ag 0.8 0.0 0.0 0.8 22.0% 0.0% 0.0% 22.0% PST / Other 0.9 0.6 (3.8) (2.3) 32.5% 40.7% (17.7)% (8.8)% TOTAL 10.7 1.1 (3.8) 8.0 13.1% 2.2% (17.7)% 5.2% 1Q16 4Q15 Variance $ Variance % 1Q16 vs 4Q15 1Q16 vs 4Q15

STONERIDGE PST Purchase Price Accounting Expense [Non Cash] 12 (millions) 1Q 2Q 3Q 4Q Full Year 2015 1Q16 COGS / Depreciation – Fixed Asset Write Up $0.2 $0.2 $0.1 $0.1 $0.6 $0.1 SGA / Amortized Intangibles $0.9 $0.9 $0.8 $0.7 $3.3 $0.7 TOTAL $1.1 $1.1 $0.9 $0.8 $3.9 $0.8 1Q 2Q 3Q 4Q 2015 1Q Impact on Op Margin (0.68)% (0.67)% (0.56)% (0.52)% (0.60)% (0.49)% Impact on Diluted EPS $(0.02) $(0.02) $(0.02) $(0.01) $(0.07) $(0.02)

Strong New Business Awards 2016 2017 2018 2019 2020 34 - 38% % Range 12 - 16% 4 - 8% 14 - 18% 26 - 30% Expect approximately $116 M in Net New Business in 2016 - 2017 Expect $232M in Net New Business [ 2016 – 2020] Increased by $53 million since February 2016 Estimate $ millions, excl Wiring 2011 2012 2013 2014 2015 Sales $440 $612 $659 $661 $645 D&D $29 $39 $40 $42 $39 D&D % 7% 6% 6% 6% 6% Cap Ex $17 $23 $22 $24 $29 Cap Ex % 4% 4% 3% 4% 5% Total D&D and Cap Ex $46 $62 $62 $66 $68 Total Exp % 10% 10% 9% 10% 11% Product Life Cycle Growth Continues to be Robust Efforts in R&D, Design, & Marketing will fill in 2017 to 2019 Sales Significant Increases in 2015 / 2016 are Main Focus for Net New Business in Current Projection Exchange Rates having negative impacts in Europe & Brazil STONERIDGE Net New Business 13

4.1x 2.8x 2.5x 2.3x 2.2x 2012 2013 2014 2015 1Q16 DEBT LEVERAGE Debt Leverage: Continuing Operations excluding PST PPA 100 175 100 200 Previous Structure Current Structure CAPITAL STRUCTURE $275 $300 10 17 19 7 8 14 5 10 11 13 24 23 29 18 21 2012 2013 2014 2015 1Q16 Gov't Incentive Debt Other Debt BRAZIL DEBT 157 134 87 64 73 201 197 130 118 121 2012 2013 2014 2015 1Q16 Net Debt Total Debt NET DEBT / TOTAL DEBT Bonds ABL Revolving Credit Facility $ millions $ millions $ millions 2015 : Adjusted to exclude GW & Non - Cash Restricted Stock for CEO Retirement STONERIDGE Debt / Net Debt 14 2014 : Adjusted to exclude GW & Debt Extinguishment Revolving Credit Agreement saved $10.5 million in Interest Expense compared to 2014 Oct 1, 14 refinanced $175 mm 9.5% High Yld Bonds with $300 mm Revolving Credit Facility Drawn Open

STONERIDGE 2016 GUIDANCE 15 15 * Assumes no reversal of U.S. Deferred Tax Valuation Allowance 2016 Guidance SALES $726 - $736 GROSS MARGIN 25.5% - 28.0% OP MARGIN 5.3% - 7.3% EPS * $1.10 - $1.30 EBITDA 8.0% - 11.0% FX RATES 2016 Guidance USD / BRL 3.80 USD / MXN 15.80 EUR / USD 1.10 USD / SEK 8.65

STONERIDGE 2016 GUIDANCE: IMPROVEMENTS OVER 2015 16 16 2015 2016 E Sales $ millions $736 4.3% 5.3% 2015 2016 E Operating Margin 7.3% 2015 2016 E EPS $1.30 $1.10 $0.82 $726 $645 2015 2016 E Adjusted EPS $0.93 $1.10 $1.30

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